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                                                                      EXHIBIT 10

                        FIRST AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment") is made this 18th day of February, 1998, at Cleveland, Ohio, by and among THE HUNTINGTON NATIONAL BANK ("Bank"), whose principal office is located at 917 Euclid Avenue, Cleveland, Ohio 44115, HICKOK INCORPORATED, whose address is 10514 Dupont Avenue, Cleveland, Ohio 44108 ("Borrower"), and SUPREME ELECTRONICS CORP., whose address is 10514 Dupont Avenue, Cleveland, Ohio 44108 ("Guarantor").

                                    RECITALS
                                    --------

     A. The Borrower and Bank, entered into a Restated Loan Agreement dated as of February 28, 1997 (the "Loan Agreement"), pursuant to which Bank agreed to make available to the Borrower a loan of up to $5,000,000.00. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     B.   The Borrower has requested certain amendments to the Loan Agreement.

     C. As a material inducement to Bank to make the amendments to the loan herein contemplated, Guarantor for good and valuable consideration, is willing to deliver to Bank an acknowledgment of the Continuing Guaranty Unlimited.

     D. Bank is willing to make the amendments and modifications to the loan herein described, upon the terms, covenants and conditions herein set forth, and in reliance upon the representations and warranties of Borrower herein contained.

     NOW, THEREFORE, in consideration of the foregoing Recitals, the terms, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1 Amendments
------------

     1.1 The third sentence of Section 2.1 is hereby modified and amended to extend the maturity date of the Loan and the Revolving Note from February 28, 1998 to February 28, 1999.

     1.2 Section 5.11 of the Loan Agreement is hereby amended to read in its entirety as follows:

               5.11 MAINTENANCE OF KEY FINANCIAL REQUIREMENTS. Borrower shall, at all times, maintain the following financial requirements:

          1.1.1 WORKING CAPITAL. Borrower will at all times maintain consolidated Current Assets of Borrower and its Subsidiaries in excess of their consolidated Current Liabilities (including the Revolving Credit Note) of at least Seven Million Dollars ($7,000,000.00).

          1.1.2 TANGIBLE NET WORTH. Borrower shall at all times maintain its consolidated Tangible Net Worth in an amount not less than Nine Million Dollars ($9,000,000.00). For purposes of this section the Revolving Credit Notes shall be included in total liabilities and deferred expenses of Borrower and its Subsidiaries shall be treated as intangibles.


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                                                                      EXHIBIT 10

2 Borrower's Representations, Warranties and Events of Default.
  -------------------------------------------------------------

     2.1 Representations and Warranties.

          2.1.1 Except as amended hereby, the terms, provisions, conditions and agreements of the Loan Agreement are hereby ratified and confirmed and shall remain in full force and effect. Borrower expressly acknowledges that this First Amendment shall not constitute a novation or waiver. Each and every representation and warranty of the Borrower set forth in the Loan Agreement is hereby confirmed and ratified in all material respects and such representations and warranties shall be deemed to have been made and undertaken as of the date of this First Amendment as well as at the time they were made and undertaken.

               2.1.2 The Borrower further represents and warrants that:

                    2.1.2.1 No Event of Default now exists or will exist
               immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

                    2.1.2.2 All necessary corporate or shareholder actions on
               the part of the Borrower to authorize the execution, delivery and performance of this First Amendment, the First Modification and Amendment to the Revolving Credit Note and all other documents or instruments required pursuant hereto or thereto have been taken; this First Amendment the First Modification and Amendment to the Revolving Credit Note and each such other document or instrument have been duly and validly executed and delivered and are legally binding and binding upon the parties thereto and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principals.

                    2.1.2.3 The execution, delivery and performance of this
               First Amendment, the First Modification and Amendment to the Revolving Credit Note and all other documents or instruments required pursuant hereto or thereto, and all actions and transactions contemplated hereby and thereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (1) any provision of the Articles of Incorporation, Code of Regulations or Bylaws of the Borrower, (2) any arbitration award or any order of any court or of any other Governmental agency or authority, (3) any license, permit or authorization granted to the Borrower or under which the Borrower operates, or (5) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of the Borrower.

                    2.1.2.4 No consent, approval or authorization of, or
               filing, registration or qualification with, any governmental authority or any other person or entity is required to be obtained by the Borrower in connection with the execution, delivery or performance of this First Amendment, the First Modification and Amendment to the Revolving Credit Note or any document or instrument required in connection herewith or therewith which has not already been obtained or completed.


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                                                                      EXHIBIT 10


3 AFFIRMATION AND AGREEMENT OF THE BORROWERS AND THE GUARANTOR. The Borrower and the Guarantor have executed this First Amendment to consent to the amendments to the Loan Agreement made pursuant hereto.

4 FEES AND EXPENSES. As required under the Loan Agreement, the Borrower shall pay a facility fee of $5,000.00 upon execution hereof, and shall reimburse the Bank upon demand for all out-of-pocket costs, charges and expenses of the Bank (including reasonable fees and disbursements of legal counsel to Bank in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other agreements or documents relating hereto or required hereby).

5 REFERENCE TO LOAN AGREEMENT. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import and each reference to the Loan Agreement in any Note or other Loan Document, or other agreement, document or instrument executed and delivered pursuant to the Loan Agreement, shall be deemed a reference to the Loan Agreement as amended hereby.

6 COUNTERPARTS. This First Amendment may be executed in as many counterparts as may be convenient, each of which when so executed shall be deemed to be an original for all purposes, and shall become binding when the Borrower, the Guarantor, and Bank have executed at least one counterpart.

7 FURTHER ACTS. The parties agree to perform any further acts and to execute and deliver any additional documents which may be reasonably necessary to carry out the intent and provisions of this First Amendment.

8 BINDING EFFECT. This First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Guarantor, Bank, and their respective heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have signed this First Amendment to Loan Agreement, intending to be legally bound thereby as of the Effective Date.


                                        BORROWER

                                        HICKOK INCORPORATED

/s/ Eugene Nowakowski                      BY: Robert L. Bauman
---------------------------------          -------------------------------
                                           Robert L. Bauman, President
/s/ Karen Gaul
---------------------------------


Signed in the presence of:                 THE HUNTINGTON NATIONAL BANK
(as to all signatures)

/s/ Terry Correno
---------------------------------      By: /s/ Herbert Werner
                                          --------------------------------


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